UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2004

OXFORD MEDIA CORP.

(Exact name of registrant as specified in its charter)

______________________________________________________________________________________

Delaware

000-50852

 33-0835568

(State or other jurisdiction

 (Commission

 (IRS Employer

of incorporation)

File Number)

Identification No.)

______________________________________________________________________________________

ONE TECHNOLOGY DRIVE, BUILDING H, IRVINE, CA                        92618

(Address of principal executive offices)                                                         (Zip Code)

949 753 0590

Registrant’s telephone number, including area code ______________________________________________________________________________

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Register and Issue 800,000 Shares of Common Stock

The Registrant on August 17, 2004 entered into an agreement (the “Amendment”) with Mergence Corporation, a Delaware corporation (“Mergence”), Thomas C. Hemingway, an individual; T. Richard Hutt, an individual; and David P. Noyes, an individual.   Immediately prior to entering into the Amendment, the individual parties owned a majority of the Registrant’s outstanding common stock.  The individual parties also are executive officers of the Registrant.  Messrs. Hemingway and Hutt are directors of the Registrant.  The Registrant and Mergence have two common directors and executive officers, Messrs. Hemingway and Hutt.  Mr. Noyes is a former executive officer of the Mergence.

The Amendment amends a purchase agreement entered into as of August 2, 2004 (“Purchase Agreement”) among Mergence, Thomas C. Hemingway, an individual; T. Richard Hutt, an individual; and David P. Noyes, an individual whereby Messrs. Hemingway, Hutt and Noyes purchased 1,000,000 shares of common stock of the Registrant from Mergence.  The Amendment provides that Messrs. Hemingway, Hutt and Noyes purchase 800,000 additional shares from Mergence, which constituted the balance of the outstanding stock of the Registrant.

Immediately after entering into the Amendment, Messrs. Hemingway, Hutt and Noyes owned in the aggregate 1,800,000 shares of the issued and outstanding stock of the Registrant.  The Registrant was formerly the wholly owned subsidiary of the Mergence Corporation.  The Registrant had issued all of the outstanding shares of its common stock, par value $0.01 per share, to Mergence Corporation.  Oxford split the Common Stock by issuing a stock dividend on its shares.  Accordingly, Mergence Corporation held 1,800,000 shares of the Registrant as of August 1, 2004.

The Purchase Agreement provided that Mergence would sell 1,000,000 shares of common stock of the Registrant to the individual parties in exchange for their forgiveness of $60,000 of debts owed them by the Registrant for deferred compensation, services, expenses and loans. The Purchase Agreement originally contained a provision, which has since been modified, that provided for the distribution of a dividend by Mergence to its stockholders of an aggregate of 800,000 shares of common stock of the Registrant.

Pursuant to the Amendment, Messrs. Hemingway, Hutt and Noyes agreed to purchase the balance of 800,000 shares of the Registrant from Mergence for $48,000 in forgiveness of Mergence’s debts, and the Registrant has agreed to issue an additional 800,000 shares of authorized and previously unissued shares of its common stock directly to specified persons who were stockholders beneficially of Mergence.

Accordingly, the Registrant agreed to issue 800,000 shares of its common stock pro rata according to a specified list of beneficial owners of Mergence as provided by the Registrant    The Amendment requires also that the Registrant, prior to such issuance, file with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, a registration statement covering the shares of Registrant to be issued.  Under the Amendment, the issuance shall be made by the Registrant only when and if the Securities and Exchange Commission shall have declared such registration statement effective.  The Registrant agreed to prepare and file that registration statement as soon as possible, at its own cost.

The Purchase Agreement and the Amendment are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

Employment Agreements

On August 17, 2004, the Registrant entered into employment agreements with the following executive officers:  Herbert Presley, Thomas C. Hemingway, David P Noyes and T. Richard Hutt.  The Executive Employment Agreements are attached hereto as Exhibits 10.1,10.2,10.3 and 10.4.

Letters of Intent to Acquire

On July 19, 2004, the Registrant entered into a letter of intent to acquire SkyPath Satellite Systems, Inc.  The letter of intent is attached hereto as Exhibit 2.1.

On August 27,2004, the Registrant entered into a letter of intent to acquire eMod Systems, Inc.  The letter of intent is attached hereto as Exhibit 2.2.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The Registrant has agreed, as described in Item 1.01, to issue 800,000 shares of Common Stock, par value $0.01 per share, pursuant to registration under the Securities Act of 1933.  That registration statement has not as yet been filed or declared effective.  The Registrant will receive no consideration for the issuance.  Presently, excluding the future issuance of 800,000 shares, there are 2,97

5,000 shares of common stock outstanding.  As of Aug 17, 2004, 2,560,000 shares of common stock were outstanding.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant’s former parent corporation, Mergence Corporation, terminated its plan to spin-off the Registrant to its stockholders and abandoned the Schedule 14C it filed to describe the spin-off to its stockholders.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit Number

Description

2.1

                                             Letter of Intent dated July 19, 2004 between the Registrant and

                                                    SkyPath Satellite Systems, Inc, a Texas Corporation

2.2

                                             Letter of Intent dated August 27, 2004 between the Registrant and

                                                     eMod Systems, Inc., a Delaware Corporation

3.1

Purchase Agreement dated August 2, 2004 among Mergence

                                                    Corporation, Thomas C. Hemingway, T. Richard Hutt, and David P.

                                                     Noyes

3.2                                               Agreement dated August 17, 2004 among the Registrant, Mergence

                                                    Corporation, Thomas C. Hemingway, T. Richard Hutt, and

                                                    David P. Noyes

10.1                                             Executive Employment Agreement dated August 17, 2004 between the

                                                    Registrant and Thomas Hemingway

10.2                                             Executive Employment Agreement dated August 17, 2004 between the

                                                    Registrant and Herbert L. Presley

10.3                                             Executive Employment Agreement dated August 17, 2004 between the

                                                    Registrant and David P. Noyes

10.4                                             Executive Employment Agreement dated August 17, 2004 between the

                                                    Registrant and  T. Richard Hutt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD MEDIA CORP.

(Registrant)

Date: November 3, 2004

/s/  David P. Noyes

(Signature)

David P. Noyes, Chief Financial Officer

(Name and Title)